EXHIBIT J

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of the attached statement on Schedule 13D and to all amendments to such statement and that such Statement and all amendments to such statement is made on behalf of each of them.

          In addition the undersigned hereby appoints Lawrence B. Seidman as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          IN WITNESS WHEREOF, the undersigned hereby execute this agreement on August 26, 1998.


                                        ---------------------------
                                        Lawrence B. Seidman, Manager
                                        Seidman and Associates, L.L.C.

                                        ---------------------------
                                        Lawrence B. Seidman, Manager
                                        Seidman and Associates II, L.L.C.

                                        --------------------------
                                        Lawrence B. Seidman, President of
                                        the Corporate General Partner
                                        Seidman Investment Partnership, L.P.

                                        ---------------------------
                                        Lawrence B. Seidman, Individually

                                        ---------------------------
                                        Charles Kushner,
                                        Authorized Signatory
                                        Manager Crown Associates, L.L.C.

                                        ---------------------------
                                        Lawrence B. Seidman, Manager
                                        Kerrimatt, L.L.C.

                                        --------------------------
                                        Lawrence B. Seidman President of
                                        the Corporate General Partner
                                        Seidman Investment Partnership II,L.P.

                                        ---------------------------
                                        Lawrence B. Seidman, Investment Manager
                                        Federal Holdings, L.L.C.